UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21539
                                                    -----------

                First Trust Senior Floating Rate Income Fund II
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                     Date of reporting period:   May 31, 2017
                                              -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                       SENIOR FLOATING RATE INCOME FUND II (FCT)

                                                                   ANNUAL REPORT
                                                              FOR THE YEAR ENDED
                                                                    MAY 31, 2017

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                 ANNUAL REPORT
                                  MAY 31, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statements of Changes in Net Assets.........................................  18
Statement of Cash Flows.....................................................  19
Financial Highlights........................................................  20
Notes to Financial Statements...............................................  21
Report of Independent Registered Public Accounting Firm.....................  27
Additional Information......................................................  28
Board of Trustees and Officers..............................................  32
Privacy Policy..............................................................  34

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2017


Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report containing detailed information and the financial statements for your investment in the First Trust Senior Floating Rate Income Fund II. We encourage you to read this report and discuss it with your financial advisor.

Five months into the new year and under a new U.S. President, the stock market has continued to rise. President Donald Trump's pro-growth, pro-U.S. policy ideas have, in our opinion, created optimism about the U.S. economy. Indeed, from Trump's election date (November 8, 2016) through May 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of over 14%, according to Bloomberg. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how a new administration will affect markets and the economy. This is why we always stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

As of May 31, 2017, the Index was up 8.66% (calendar year-to-date). While the current bull market (measuring from March 9, 2009 through May 31, 2017) is the second longest in history, it is still behind (by just over 4 years) the longest bull market, according to Bespoke Investment Group.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing you the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
"AT A GLANCE"
AS OF MAY 31, 2017 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $13.62
Common Share Net Asset Value ("NAV")                         $14.28
Premium (Discount) to NAV                                     (4.62)%
Net Assets Applicable to Common Shares                 $381,297,725
Current Monthly Distribution per Common Share (1)           $0.0663
Current Annualized Distribution per Common Share            $0.7956
Current Distribution Rate on Common Share Price (2)            5.84%
Current Distribution Rate on NAV (2)                           5.57%
-------------------------------------------------------------------


-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price           NAV
5/16              $13.05               $14.05
                   13.02                14.00
                   13.10                14.02
                   13.10                13.95
6/16               13.13                13.89
                   12.88                13.86
                   13.10                13.93
                   13.18                14.05
                   13.25                14.13
7/16               13.39                14.12
                   13.42                14.07
                   13.67                14.12
                   13.49                14.12
8/16               13.54                14.15
                   13.49                14.12
                   13.51                14.16
                   13.52                14.14
                   13.57                14.20
9/16               13.67                14.22
                   13.53                14.21
                   13.54                14.23
                   13.51                14.28
10/16              13.67                14.28
                   13.35                14.12
                   13.44                14.11
                   13.57                14.14
11/16              13.80                14.17
                   13.75                14.16
                   13.87                14.24
                   13.84                14.30
                   13.77                14.33
12/16              13.83                14.35
                   13.82                14.34
                   13.85                14.36
                   13.72                14.35
1/17               13.83                14.35
                   13.89                14.26
                   13.89                14.28
                   13.86                14.31
2/17               13.91                14.36
                   13.88                14.34
                   13.94                14.33
                   13.84                14.26
                   13.82                14.19
3/17               13.83                14.24
                   13.53                14.20
                   13.64                14.23
                   13.56                14.24
4/17               13.68                14.25
                   13.55                14.20
                   13.69                14.24
                   13.61                14.26
                   13.64                14.28
5/17               13.62                14.28


----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                     Average Annual Total Return
                                                      ----------------------------------------------------------
                                     1 Year Ended     5 Years Ended     10 Years Ended     Inception (5/25/2004)
                                      5/31/2017         5/31/2017         5/31/2017            to 5/31/2017
FUND PERFORMANCE (3)
NAV                                      7.99%            6.41%             3.72%                  4.39%
Market Value                            10.89%            5.63%             3.28%                  3.64%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index            7.49%            4.73%             4.51%                  4.86%
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
                                       % OF SENIOR LOANS
                                           AND OTHER
CREDIT QUALITY (S&P RATINGS) (4)      DEBT SECURITIES (5)
---------------------------------------------------------
BBB-                                          5.8%
BB+                                           4.4
BB                                            7.8
BB-                                          25.6
B+                                           14.9
B                                            21.6
B-                                            8.5
CCC+                                          5.5
CCC                                           3.5
CCC-                                          0.1
CC                                            0.1
C                                             0.0*
NR                                            1.9
Privately rated securities (6)                0.3
--------------------------------------------------
                                Total       100.0%
                                            ======

---------------------------------------------------------
                                       % OF SENIOR LOANS
                                           AND OTHER
TOP 10 ISSUERS                          SECURITIES (5)
---------------------------------------------------------
Valeant Pharmaceuticals International,
   Inc.                                       3.0%
Portillo's Holdings LLC                       3.0
Caesars Entertainment Resort
   Properties LLC                             2.8
Caesars Growth Properties LLC                 2.8
BMC Software Finance, Inc.                    2.5
Vistra Energy Corp.                           2.4
Dell, Inc. (Diamond 1 Finance Corp.)          2.2
Amaya Holdings B.V.                           2.1
CHS/Community Health Systems, Inc.            2.1
Reynolds Group Holdings, Inc.                 1.9
--------------------------------------------------
                                Total        24.8%
                                            ======

*Amount is less than 0.1%.


---------------------------------------------------------
                                       % OF SENIOR LOANS
                                           AND OTHER
ASSET CLASSIFICATION                    SECURITIES (5)
---------------------------------------------------------
Hotels, Restaurants & Leisure                14.3%
Health Care Providers & Services             13.9
Software                                      8.2
Pharmaceuticals                               8.1
Life Sciences Tools & Services                5.0
Media                                         4.3
Electric Utilities                            4.3
Professional Services                         4.0
Food & Staples Retailing                      3.8
Diversified Telecommunication Services        3.7
Insurance                                     3.1
Food Products                                 3.0
Containers & Packaging                        2.5
Capital Markets                               2.3
Specialty Retail                              2.2
Technology Hardware, Storage &
   Peripherals                                2.2
Diversified Consumer Services                 2.1
Industrial Conglomerates                      1.7
Diversified Financial Services                1.4
Commercial Services & Supplies                1.2
Building Products                             1.2
Real Estate Management & Development          1.0
Health Care Equipment & Supplies              1.0
Semiconductors & Semiconductor
   Equipment                                  0.8
Aerospace & Defense                           0.8
Oil, Gas & Consumable Fuels                   0.6
Diversified Business Services                 0.5
Chemicals                                     0.4
Consumer Finance                              0.4
Health Care Technology                        0.4
Auto Components                               0.4
Independent Power and Renewable
   Electricity Producers                      0.4
Machinery                                     0.2
Equity Real Estate Investment Trusts
   (REITs)                                    0.2
Distributors                                  0.2
Trading Companies & Distributors              0.1
Construction Materials                        0.1
Personal Products                             0.0*
--------------------------------------------------
                                Total       100.0%
                                            ======

(1) Most recent distribution paid or declared through May 31, 2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

(5) Percentages are based on long-term positions. Money market funds are excluded.

(6) Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                 ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)


                                    ADVISOR

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois and Austin, Texas. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of May 31, 2017, First Trust managed or supervised $107.206 billion in assets.

The First Trust Leveraged Finance Investment Team began managing the First Trust Senior Floating Rate Income Fund II on October 12, 2010. The First Trust Leveraged Finance Investment Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of May 31, 2017, the First Trust Leveraged Finance Investment Team managed or supervised approximately $3.971 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

The primary investment objective of First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by primarily investing in a portfolio of senior secured floating-rate loan interests ("senior loans"). There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The last twelve months ended May 31, 2017 (LTM) proved to be favorable within the senior loan market, which experienced 12 consecutive months of positive returns. The LTM total return for the S&P/LSTA Leveraged Loan Index (the "Index") was 7.49%. This compares to 13.84% for the Bank of America Merrill Lynch US High Yield Constrained Index and 17.47% for the S&P 500(R) Index over the same time period. The resounding theme in the senior loan market has been the strong demand for the asset class from investors, which in turn has resulted in a wave of re-pricings and refinancings. In fact, of the $887.5 billion in institutional loan issuance during the prior year period, 78.8%, or about $699.6 billion, was used for re-pricing and refinancing (JP Morgan). Investor demand for the senior loan asset class has resulted in nearly $31.5 billion of inflows over the prior year period (JP Morgan). The primary factor influencing this demand has been the gradual increase in the Federal Funds Rate by the U.S. Federal Reserve ("Fed"). More specifically, the Fed implemented two 25 basis point ("bps") rate hikes in the Federal Funds Rate over the prior year to 100bps. This increase in the Federal Funds rate has also led to an increase in 3-month LIBOR (London Interbank Offered Rate) from 69bps to 121bps. This trend in LIBOR has partially mitigated the spread/yield reduction that resulted from the recent repricing wave.

Senior Loan Markets

The Index returned 7.49% for the twelve-month period ending May 31, 2017. Returns were strong for all credit quality issues with lower rated issues outperforming. Lower quality CCC rated issues returned 25.93% in the period, outperforming the 7.72% return for higher quality B rated issues and the 4.78% return for even higher quality BB rated issues. The average bid price of loans in the market began the period at $93.41 and ended the period at $98.33, while the percent of loans in the Index bid at par and above increased from approximately 30% to just inside of 70%. The discounted spread to a 3-year life for the senior loan market began the period at LIBOR+573 and ended the period at LIBOR+413, a tightening of 160bps.

The default rate within the Index continues to fall and remains well below the long term average for senior loans. The LTM default rate within the Index ended the period at 1.29%, which compares favorably to the long-term average default rate of 3.05% dating back to January 1999. We believe the default rate remains below the long-term average because overall corporate fundamentals remain healthy and commodity prices have stabilized. Given the lack of near-term debt maturities and favorable access to capital markets that companies are enjoying, we believe the default rate for both senior loans and high-yield bonds will remain relatively benign for some time.

PERFORMANCE ANALYSIS

The Fund outperformed the Index on both a net asset value (NAV) and market value basis for the trailing twelve-month period. The Fund generated a NAV return of 7.99% and a market price return of 10.89% while the Index generated a total return of 7.49%. The Fund's discount to NAV ended the period 237bps tighter than one year ago. At the start of the period, the Fund's market price was at a 6.99% discount to NAV and narrowed to a 4.62% discount to NAV by the end of the period.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                 ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)

Contributing to the Fund's outperformance relative to the Index over the period was the Fund's use of leverage and issuer selection. The use of leverage contributed positively as the total return of senior loans exceeded the borrowing cost of leverage. Leverage on May 31, 2017, was approximately 27.7% of managed assets.

From an income perspective, the monthly announced distribution rate began the period at $0.07 per share and ended at $0.0663 per share. At the $0.0663 per share monthly distribution rate, the annualized distribution rate on May 31, 2017 was 5.57% at NAV and 5.84% at market price.

MARKET AND FUND OUTLOOK

In our view, the positive backdrop for the senior loan and high-yield bond asset classes continues to be the fact that the U.S. economy is on solid ground. We believe that the proposed economic agenda under the Trump administration, which includes lowering individual and corporate income tax rates, infrastructure spending, and reduced regulatory burden on businesses has the potential to accelerate the U.S. growth rate. While both the timing and the implementation of the agenda in its entirety remain uncertain, it has buoyed risk markets up to this point.

Credit markets appear well positioned for the intermediate term. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets given the below-average default rate environment, modest but healthy economic growth and sound corporate fundamentals provides a firm backdrop for returns in the periods ahead.

We believe there are a number of potential interest rate catalysts on the horizon. First, we believe the market is not fully pricing in the potential for reflation in the U.S. Wage growth has increased and commodity prices have stabilized / improved from the trough in February of 2016. Second, the narrative from the Fed has been that short-term rates will continue to increase, and discussions have intensified concerning the size of the Fed balance sheet and how they might begin to shrink it. In our view, a decision to begin slowing the reinvestment on the Fed balance sheet, taken in isolation, may send interest rates higher; notwithstanding the potential for a more hawkish stance on rates should inflation begin to increase at an even greater rate. Finally, we believe that we are likely to see an overt tapering of the Quantitative Easing (QE) program underway via the European Central Bank (ECB). In December, Mario Draghi, President of the ECB, announced a covert tapering whereby the ECB trimmed monthly bond purchases from $80 billion to $60 billion, but extended the length of time in which QE would be in force. The market interpreted this as additional stimulus, however, we believe this sets the table for an additional cut to their QE program later this year. We also believe that if and when the ECB does in fact pull back its QE, that it will lead to higher rates in Europe and would likely carry through to the U.S. given the high correlation between German Bunds and U.S. Treasury yields.

Based on current valuations (average price of $98.33 and spread of LIBOR+413), we believe senior loans, given their senior secured position in the capital structure, floating interest rate, high income and limited commodity exposure (energy, metals and mining only comprise 4.10% of the senior loan Index on a market value basis), are well positioned to deliver attractive risk adjusted returns. Retail investors have begun to increase exposure to senior loans in the wake of increasing Treasury yields and hawkish Fed rhetoric. We believe that with further increases in the Federal Funds rate that we anticipate are on the horizon, even if they occur at a modest pace, investors in senior loans are likely to benefit.

In summary, we believe that both the senior loan and high-yield bond markets currently offer compelling opportunities, and specifically within actively managed strategies where return opportunities can be realized and risk can be appropriately managed. We believe that investors may benefit from moving up the corporate capital structure into senior loans and high-yield bonds to take advantage of the attractive valuations and lower volatility relative to equities.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2017

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 136.1%

              AEROSPACE & DEFENSE - 1.1%
$  4,328,595  Transdigm, Inc., Term Loan F - Extended.........................      4.04%        06/09/23     $   4,335,088
                                                                                                              -------------
              AGRICULTURAL PRODUCTS - 0.1%
     210,000  Dole Foods Co., Term Loan B.....................................      4.08%        04/06/24           210,825
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 1.4%
   5,412,772  Level 3 Financing, Inc., Tranche B 2024 Term Loan...............      3.26%        02/22/24         5,419,538
                                                                                                              -------------
              APPAREL RETAIL - 0.3%
   1,528,028  Neiman Marcus Group, Inc., The, Other Term Loan.................      4.25%        10/25/20         1,186,452
                                                                                                              -------------
              APPLICATION SOFTWARE - 5.4%
   1,645,714  CCC Information Resources, Inc., Term Loan B....................      4.04%        03/31/24         1,640,777
   4,593,834  Epicor Software Corp., Term B Loan..............................      4.80%        06/01/22         4,596,728
     784,000  Hyland Software, Term Loan B....................................      4.46%        07/01/22           789,551
   1,270,542  Infor (US), Inc., Term Loan B...................................      3.90%        02/02/22         1,267,365
   2,664,966  Informatica Corp. (Ithacalux S.A.R.L), Dollar Term Loan.........      4.65%        08/05/22         2,662,461
     993,470  JDA Software Group (RP Crown Parent, Inc.), Term Loan B.........      4.54%        10/12/23         1,001,666
   2,681,280  Kronos, Inc., Term Loan B.......................................      4.71%        11/01/23         2,705,546
     991,667  LANDesk Software, Inc., Term Loan B.............................      5.30%        01/18/24           992,906
     128,978  Micro Focus International (MA Finance LLC), MA Finance TLB3.....      3.96%        04/18/24           128,898
     871,022  Micro Focus International (MA Finance LLC), Seattle Spinco TLB..      3.96%        04/18/24           870,482
   2,514,552  Mitchell International, Inc., Initial Term Loan.................   4.54%-4.67%     10/13/20         2,529,640
     800,000  Qlik Technologies (Project Alpha Intermediate Holdings, Inc.),
                 Term Loan B..................................................      4.67%        04/26/24           796,336
     500,000  Synchronoss Technologies, Inc., Term Loan B.....................      4.08%        01/19/24           460,750
                                                                                                              -------------
                                                                                                                 20,443,106
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 3.1%
     756,487  American Beacon Advisors, Inc. (Resolute Investment Managers),
                 Term Loan B..................................................      5.40%        04/30/22           757,750
     800,000  First Eagle Investment Management, Term Loan B..................      4.66%        12/01/22           810,000
   1,302,953  Guggenheim Partners Investment Management Holdings LLC,
                 Term Loan B..................................................      3.78%        07/22/23         1,312,073
     496,731  Hamilton Lane Advisors LLC, Initial Term Loan...................      4.54%        07/08/22           496,731
     420,792  Mondrian Investment Partners Ltd. (MIPL Group Ltd.), Term
                 Loan B.......................................................      4.15%        03/09/20           421,319
   4,335,634  Victory Capital Holdings (VCH Holdings LLC), Initial Term Loan..      8.65%        10/29/21         4,389,830
   3,640,000  Virtus Investment Partners, Inc., Term Loan B...................      4.96%        03/02/24         3,694,600
                                                                                                              -------------
                                                                                                                 11,882,303
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 0.5%
     792,680  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                 Term Loan B..................................................      3.46%        11/02/23           796,152
   1,249,797  Tower Automotive Holdings USA LLC, Term Loan B..................      3.75%        03/06/24         1,246,672
                                                                                                              -------------
                                                                                                                  2,042,824
                                                                                                              -------------
              AUTOMOTIVE RETAIL - 0.4%
   1,611,628  KAR Auction Services, Inc., Term Loan B5........................      3.71%        03/09/23         1,623,038
                                                                                                              -------------
              BROADCASTING - 3.3%
   2,798,370  Cumulus Media Holdings, Inc., Term Loan.........................      4.46%        12/23/20         2,216,841
      33,745  Nexstar Broadcasting, Inc., Mission Term Loan...................      4.00%        01/17/24            34,035
     344,436  Nexstar Broadcasting, Inc., Nexstar Term Loan...................      4.00%        01/17/24           347,388


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              BROADCASTING (CONTINUED)
$    599,924  Tribune Media Co., Extended Term Loan C.........................      4.04%        01/31/24     $     601,801
      48,013  Tribune Media Co., Term B Loan..................................      4.04%        12/27/20            48,208
   9,464,991  Univision Communications, Inc., Term Loan C5....................      3.79%        03/15/24         9,383,402
                                                                                                              -------------
                                                                                                                 12,631,675
                                                                                                              -------------
              BUILDING PRODUCTS - 1.7%
     192,066  Jeld-Wen, Inc., Term Loan B.....................................      4.15%        07/01/22           194,131
   6,238,909  Quikrete Holdings, Inc., Term Loan B............................      3.96%        11/15/23         6,213,954
                                                                                                              -------------
                                                                                                                  6,408,085
                                                                                                              -------------
              CABLE & SATELLITE - 0.6%
     328,125  Cablevision Systems Corp. (CSC Holdings, Inc.), Term Loan B.....      3.25%        06/15/25           327,387
     412,500  Mediacom Broadband LLC, Term Loan K.............................      3.20%        02/19/24           414,220
   1,200,000  UPC Financing Partnership, Term Loan AP.........................      3.74%        04/15/25         1,206,000
     340,000  Virgin Media Finance PLC, Term Loan I...........................      3.74%        01/31/25           341,380
                                                                                                              -------------
                                                                                                                  2,288,987
                                                                                                              -------------
              CASINOS & GAMING - 11.1%
     721,875  Amaya Holdings B.V., 2nd Lien TL................................      8.15%        07/31/22           722,554
  10,614,301  Amaya Holdings B.V., Term Loan B................................      4.65%        08/01/21        10,632,876
  11,611,819  Caesars Entertainment Resort Properties LLC, Term Loan B........      4.71%        10/04/20        11,672,781
   9,910,663  Caesars Growth Partners LLC, 2017 Term Loan.....................      3.79%        05/08/21         9,967,649
   4,305,678  CityCenter Holdings LLC, Term Loan B............................      3.49%        04/15/24         4,321,825
     840,000  Eldorado Resorts, Inc., TL B....................................   3.24%-5.25%     03/16/24           837,379
     380,769  MGM Growth Properties Operating Partnership L.P., Term
                 Loan B.......................................................      3.46%        04/25/23           382,913
     333,333  Penn National Gaming, Inc., Term Loan B.........................      3.54%        01/19/24           335,297
   3,543,741  Station Casinos, Inc., Term Loan B..............................      3.45%        06/08/23         3,540,516
                                                                                                              -------------
                                                                                                                 42,413,790
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.4%
     800,000  Arch Coal, Inc., Initial Term Loan..............................      5.04%        03/07/24           800,600
     660,000  Peabody Energy Corp., Exit Term Loan............................      5.50%        03/31/22           660,706
                                                                                                              -------------
                                                                                                                  1,461,306
                                                                                                              -------------
              CONSTRUCTION MATERIALS - 0.2%
     638,625  Summit Materials, Inc., Term Loan B.............................      3.79%        07/17/22          644,813
                                                                                                              -------------
              CONSUMER FINANCE - 0.6%
   2,496,031  Altisource Solutions S.A.R.L., Term B Loan......................      4.54%        12/09/20         2,100,834
                                                                                                              -------------
              DISTRIBUTORS - 0.3%
     497,500  HD Supply, Inc., Term B-2 Loan..................................      3.73%        10/17/23           500,301
     533,636  HD Supply, Inc., Term Loan B....................................      3.90%        08/13/21           536,971
                                                                                                              -------------
                                                                                                                  1,037,272
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 0.1%
     392,014  Ineos US Finance LLC, Term Loan B...............................      3.79%        03/31/22           395,640
                                                                                                              -------------
              DIVERSIFIED SUPPORT SERVICES - 0.9%
    3,000,000 Brickman Group Holdings, Inc., Initial Term Loan (First Lien)...   4.00%-4.04%     12/18/21         3,001,680
      382,270 Brickman Group Holdings, Inc., Second Lien Term Loan............      7.50%        12/31/21           383,065
                                                                                                              -------------
                                                                                                                  3,384,745
                                                                                                              -------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              EDUCATION SERVICES - 0.1%
$    245,011  Bright Horizons Family Solutions, Inc., Term Loan B.............      3.29%        11/07/23     $     246,910
                                                                                                              -------------
              ELECTRIC UTILITIES - 5.6%
     374,063  Dayton Power & Light Co., Term Loan B...........................      4.30%        08/31/22           377,803
   9,700,000  Energy Future Intermediate Holding Co., DIP Term Loan...........      4.29%        06/30/17         9,740,449
   4,591,579  Vistra Energy Corp. (TXU/TEX/TCEH), 2016 Incremental Term
                 Loan (e).....................................................   4.25%-4.28%     12/31/23         4,593,324
   5,497,410  Vistra Energy Corp. (TXU/TEX/TCEH), Term Loan B (e).............      3.96%        08/04/23         5,456,894
   1,256,938  Vistra Energy Corp. (TXU/TEX/TCEH), Term Loan C (e).............      3.96%        08/04/23         1,247,674
                                                                                                              -------------
                                                                                                                 21,416,144
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 0.6%
     619,715  PSSI (Packers Holdings LLC), PCKHLD TL B 1L USD.................      4.80%        12/01/21           624,363
   1,548,000  WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan
                 (First Lien).................................................      4.90%        01/15/21         1,553,805
                                                                                                              -------------
                                                                                                                  2,178,168
                                                                                                              -------------
              FOOD DISTRIBUTORS - 0.5%
     650,000  TKC Holdings, Inc., Term Loan B.................................      4.75%        01/31/23           652,711
   1,191,000  US Foods, Inc., Term Loan B.....................................      3.79%        06/27/23         1,200,242
                                                                                                              -------------
                                                                                                                  1,852,953
                                                                                                              -------------
              FOOD RETAIL - 2.6%
   3,336,701  Albertsons LLC, Term Loan B6....................................      4.21%        06/22/23         3,357,555
   1,895,866  Albertsons LLC, Term Loan B5....................................      4.40%        12/21/22         1,908,303
   4,537,118  Albertsons LLC, Term Loan B4....................................      4.04%        08/25/21         4,562,345
                                                                                                              -------------
                                                                                                                  9,828,203
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 1.2%
   1,338,209  Alere, Inc., Term B Loan........................................      4.30%        06/15/22         1,343,227
   3,242,250  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                 Term Loan....................................................   4.25%-4.29%     06/08/20         3,204,964
     200,000  Kinetic Concepts, Inc. (Acelity L.P., Inc.), Term Loan B........      4.40%        01/31/24           197,188
                                                                                                              -------------
                                                                                                                  4,745,379
                                                                                                              -------------
              HEALTH CARE FACILITIES - 6.4%
   1,078,621  Acadia Healthcare Co., Inc., Term Loan B1.......................      3.96%        02/11/22         1,087,390
   1,234,375  Acadia Healthcare Co., Inc., Term Loan B2.......................      3.96%        02/16/23         1,244,558
  10,965,652  CHS/Community Health Systems, Inc., Incremental 2021 Term H
                 Loan.........................................................   4.04%-4.20%     01/27/21        10,967,297
   1,305,735  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B.............      4.00%        06/01/22         1,314,718
   6,619,272  Kindred Healthcare, Inc., New Term Loan.........................      4.69%        04/09/21         6,644,094
     252,915  National Veterinary Associates (NVA Holdings, Inc.), Incremental
                 Delayed Draw TL (f)..........................................    0.00% (g)      08/14/21           255,444
   2,943,223  National Veterinary Associates (NVA Holdings, Inc.), Term
                 Loan B2......................................................      4.50%        08/14/21         2,972,655
                                                                                                              -------------
                                                                                                                 24,486,156
                                                                                                              -------------
              HEALTH CARE SERVICES - 10.0%
   3,971,471  21st Century Oncology, Inc., Tranche B Term Loan (h)............      7.28%        04/30/22         3,660,386
   3,438,750  Air Medical Group Holdings, Inc., Initial Term Loan.............      4.29%        04/28/22         3,391,467
   1,817,084  Air Methods Corp. (ASP AMC Intermediate Holdings, Inc.), Term
                 Loan B.......................................................      4.57%        04/30/24         1,805,727


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HEALTH CARE SERVICES (CONTINUED)
$  3,848,499  CareCore National LLC, Term Loan B..............................      5.05%        03/06/21     $   3,877,362
   1,566,339  CHG Healthcare Services, Inc., Term Loan B......................      4.46%        06/07/23         1,580,045
   3,185,020  Curo Health Services Holdings, Inc., Term Loan B................      5.83%        02/05/22         3,216,870
   4,338,676  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                 Term Loan B..................................................      4.15%        12/01/23         4,383,147
     663,338  ExamWorks Group, Inc., Term Loan B..............................      4.29%        07/27/23           667,901
   4,634,915  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan (First
                 Lien)........................................................      5.32%        07/01/21         3,534,123
   1,471,174  Surgery Centers Holdings, Inc., Term Loan B.....................      4.75%        11/03/20         1,474,852
   5,280,000  Team Health, Inc., Term Loan B..................................      3.79%        02/06/24         5,248,637
   5,338,626  U.S. Renal Care, Inc., Term Loan B..............................      5.40%        12/30/22         5,211,834
                                                                                                              -------------
                                                                                                                 38,052,351
                                                                                                              -------------
              HEALTH CARE SUPPLIES - 0.1%
     414,894  ConvaTec, Inc., Term Loan B.....................................      3.71%        10/31/23           416,968
                                                                                                              -------------
              HEALTH CARE TECHNOLOGY - 0.7%
     600,000  Change Healthcare Holdings, Inc., Term Loan B...................      3.79%        03/01/24           601,800
   2,051,655  Cotiviti Corp., Term Loan B.....................................      3.65%        09/28/23         2,054,220
                                                                                                              -------------
                                                                                                                  2,656,020
                                                                                                              -------------
              HOTELS, RESORTS & CRUISE LINES - 0.5%
   1,432,809  Extended Stay America (ESH Hospitality, Inc.), Term Loan B......      3.54%        08/30/23         1,440,460
     448,875  Four Seasons Holdings, Inc., Term Loan B........................      3.71%        11/30/23           453,647
     200,000  Hilton Worldwide Finance LLC, Term Loan B2......................      2.99%        10/25/23           201,114
                                                                                                              -------------
                                                                                                                  2,095,221
                                                                                                              -------------
              HUMAN RESOURCE & EMPLOYMENT SERVICES - 0.3%
   1,000,000  Tempo Acquisition, Term Loan B..................................      4.00%        05/01/24         1,003,210
                                                                                                              -------------
              HYPERMARKETS & SUPER CENTERS - 2.6%
   8,380,211  BJ's Wholesale Club, Inc., 1st Lien Term Loan...................      4.75%        01/31/24         8,362,780
   1,451,165  BJ's Wholesale Club, Inc., 2nd Lien Term Loan...................      8.50%        01/26/25         1,468,405
                                                                                                              -------------
                                                                                                                  9,831,185
                                                                                                              -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
   1,965,000  Calpine Corp., Term Loan B5.....................................      3.75%        01/16/24         1,960,304
                                                                                                              -------------
              INDUSTRIAL CONGLOMERATES - 2.4%
   8,883,198  Gardner Denver, Inc., Initial Dollar Term Loan..................      4.57%        07/30/20         8,898,921
     339,150  Rexnord (RBS Global, Inc.), Term Loan B.........................   3.75%-3.90%     08/21/23           340,422
                                                                                                              -------------
                                                                                                                  9,239,343
                                                                                                              -------------
              INDUSTRIAL MACHINERY - 0.3%
   1,173,060  Douglas Dynamics LLC, Term Loan B...............................      4.55%        12/31/21         1,192,122
                                                                                                              -------------
              INSURANCE BROKERS - 3.7%
   1,197,000  Amwins Group LLC, Term Loan B (First Lien)......................      3.79%        01/25/24         1,198,125
   4,156,250  Confie Seguros Holding II Co., Term Loan B......................      6.54%        04/19/22         4,103,424
   2,714,696  HUB International Ltd., Initial Term Loan (New).................      4.29%        10/02/20         2,728,704
   1,745,625  National Financial Partners Corp., Term Loan B..................      4.65%        01/08/24         1,755,802
   4,337,143  USI, Inc. (Compass Investors, Inc.), Term Loan B................      4.18%        05/15/24         4,329,553
                                                                                                              -------------
                                                                                                                 14,115,608
                                                                                                              -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              INTEGRATED TELECOMMUNICATION SERVICES - 3.8%
$  7,946,578  Century Link (Qwest), Term Loan B...............................      3.96%        01/31/25     $   7,931,002
   1,754,444  Cincinnati Bell, Inc., Tranche B Term Loan......................      4.00%        09/10/20         1,768,340
   4,676,607  Numericable U.S. LLC (Altice France S.A.), Term Loan B10........      4.42%        01/14/25         4,677,776
                                                                                                              -------------
                                                                                                                 14,377,118
                                                                                                              -------------
              INVESTMENT BANKING & BROKERAGE - 0.2%
     826,000  LPL Holdings, Inc., Term Loan B.................................   3.61%-3.92%     03/11/24           829,618
                                                                                                              -------------
              LEISURE FACILITIES - 1.7%
   3,664,780  ClubCorp Club Operations, Inc., Term Loan B.....................      3.96%        12/15/22         3,685,413
   2,647,644  Planet Fitness Holdings LLC, Term Loan B........................      4.21%        03/31/21         2,652,621
                                                                                                              -------------
                                                                                                                  6,338,034
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 6.6%
   5,284,879  Immucor, Inc., Term B-2 Loan....................................      5.00%        08/19/18         5,261,784
   5,818,750  InVentiv Health, Inc., Term Loan B..............................      4.95%        11/09/23         5,850,288
   7,470,531  Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                 Initial Term Loan............................................      4.78%        06/30/21         7,493,690
   4,308,075  Pharmaceutical Product Development, Inc., 2017 Term Loan........      3.79%        08/18/22         4,312,254
   2,172,500  Sterigenics International (STHI Intermediate Holding Corp.),
                 Term Loan B..................................................      4.15%        05/15/22         2,161,637
                                                                                                              -------------
                                                                                                                 25,079,653
                                                                                                              -------------
              MANAGED HEALTH CARE - 1.5%
   5,848,475  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term Loan B.....      4.90%        06/15/23         5,859,938
                                                                                                              -------------
              METAL & GLASS CONTAINERS - 0.7%
   2,557,674  Berlin Packaging LLC, Term Loan B...............................      4.46%        10/01/21         2,566,472
     173,913  Berry Plastics Corp., Term Loan J...............................      3.49%        01/19/24           175,017
                                                                                                              -------------
                                                                                                                  2,741,489
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 1.9%
     385,700  AMC Entertainment, Inc., 2016 Incremental Term Loan.............      3.46%        12/15/23           387,389
     279,083  AMC Entertainment, Inc., Initial Term Loan......................      3.46%        12/15/22           280,537
     997,500  Creative Artists Agency LLC (CAA Holdings LLC), Term
                 Loan B.......................................................   4.50%-6.50%     02/15/24         1,009,969
   4,350,283  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD) Loan......      4.25%        02/01/24         4,353,763
   1,154,200  Live Nation Entertainment, Inc., Term Loan B....................      3.56%        11/15/23         1,162,857
                                                                                                              -------------
                                                                                                                  7,194,515
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.4%
     944,563  American Energy Marcellus Holdings LLC (Ascent Resources -
                 Marcellus LLC), Initial Loan (First Lien)....................      5.25%        08/04/20           651,749
   1,888,889  American Energy Marcellus Holdings LLC (Ascent Resources -
                 Marcellus LLC), Initial Loan (Second Lien)...................      8.50%        08/04/21           198,333
   1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien)...........      8.38%        09/30/20           735,000
                                                                                                              -------------
                                                                                                                  1,585,082
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 2.0%
   4,186,319  First Data Corp., Term Loan 2024................................      3.53%        04/26/24         4,207,921
     400,000  iPayment, Inc., Term Loan.......................................      7.16%        04/11/23           402,000
   3,176,000  Wex, Inc., Term Loan B..........................................      4.54%        06/30/23         3,200,328
                                                                                                              -------------
                                                                                                                  7,810,249
                                                                                                              -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              PACKAGED FOODS & MEATS - 4.2%
$  5,472,500  Amplify Snack Brands, Inc., Term Loan B.........................      6.50%        08/31/23     $   5,435,999
     300,000  Blue Buffalo Company, Ltd., Term Loan B.........................      3.21%        05/22/24           302,376
  10,257,432  New HB Acquisition LLC, Term Loan B.............................      3.54%        08/03/22        10,328,824
                                                                                                              -------------
                                                                                                                 16,067,199
                                                                                                              -------------
              PAPER PACKAGING - 2.7%
  10,323,294  Reynolds Group Holdings, Inc., 2017 Incremental U.S. Term
                 Loan.........................................................      4.04%        02/05/23        10,371,606
                                                                                                              -------------
              PERSONAL PRODUCTS - 0.0%
     109,080  Prestige Brands, Inc., Term Loan B4.............................      3.79%        01/19/24           109,944
                                                                                                              -------------
              PHARMACEUTICALS - 11.0%
   1,682,692  Akorn, Inc., Loan...............................................      5.31%        04/16/21         1,701,623
   3,564,246  Amneal Pharmaceuticals LLC, Term Loan B.........................   4.65%-6.50%     11/01/19         3,602,847
   1,976,611  Catalent Pharma Solutions, Inc., Term Loan B....................      3.79%        05/20/21         1,996,931
  10,194,547  Concordia Healthcare Corp., Initial Dollar Term Loan............      5.28%        10/21/21         7,364,541
   5,249,210  Endo Pharmaceuticals Holdings, Inc., Term Loan B................      5.31%        04/29/24         5,337,817
   4,480,523  Horizon Pharma, Inc., Term Loan B...............................      4.75%        03/22/24         4,479,135
   2,853,847  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Term Loan B.........      4.41%        04/20/24         2,865,262
  14,371,370  Valeant Pharmaceuticals International, Inc., Series F-1
                 Tranche B Term Loan..........................................      5.53%        04/01/22        14,622,869
                                                                                                              -------------
                                                                                                                 41,971,025
                                                                                                              -------------
              PROPERTY & CASUALTY INSURANCE - 1.0%
     194,886  Cunningham Lindsey U.S., Inc., Initial Loan (Second Lien) (i)...      9.32%        06/10/20            90,379
   2,779,856  Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien)...   5.00%-5.07%     12/10/19         2,485,664
   1,200,000  Sedgwick Claims Management Services, Inc., Initial Loan
                 (Second Lien)................................................      6.79%        02/28/22         1,203,000
                                                                                                              -------------
                                                                                                                  3,779,043
                                                                                                              -------------
              REAL ESTATE SERVICES - 1.4%
   5,327,663  DTZ Worldwide LTD., 2015-1 Additional Term Loan.................   4.40%-4.45%     11/04/21         5,339,757
                                                                                                              -------------
              RESEARCH & CONSULTING SERVICES - 5.4%
   4,995,907  Acosta, Inc., Term Loan B.......................................      4.29%        09/26/21         4,653,338
   6,760,231  Advantage Sales & Marketing, Inc., Initial Term Loan
                 (First Lien)..................................................     4.29%        07/23/21         6,682,962
     300,000  Information Resources, Inc., Second Lien Term Loan..............      9.26%        01/20/25           298,875
   4,650,000  Information Resources, Inc., Term Loan B........................      5.26%        01/18/24         4,692,129
   4,301,886  TransUnion LLC, Term Loan B-2...................................      3.54%        04/09/23         4,341,549
                                                                                                              -------------
                                                                                                                 20,668,853
                                                                                                              -------------
              RESTAURANTS - 4.6%
   8,341,454  Portillo's Holdings LLC, Second Lien Term Loan..................      9.15%        08/15/22         8,424,869
   7,915,442  Portillo's Holdings LLC, Term B Loan (First Lien)...............      5.65%        08/02/21         7,960,006
   1,253,571  Red Lobster Management LLC, Initial Term Loan (First Lien)......      6.29%        07/28/21         1,262,973
                                                                                                              -------------
                                                                                                                 17,647,848
                                                                                                              -------------
              RETAIL REITS - 0.3%
   1,162,500  Capital Automotive LLC, 1st Lien Term Loan......................      4.03%        03/15/24         1,171,579
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.3%
   1,203,059  Garda World Security Corp., Term Loan B.........................      5.04%        05/15/24         1,205,561
                                                                                                              -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              SEMICONDUCTORS - 1.2%
$  2,494,967  Micron Technology, Inc., Term Loan B............................      3.55%        04/26/22     $   2,519,093
   2,024,726  Western Digital Corp., Term Loan B..............................      3.78%        04/29/23         2,042,118
                                                                                                              -------------
                                                                                                                  4,561,211
                                                                                                              -------------
              SPECIALIZED CONSUMER SERVICES - 2.5%
   3,828,223  Asurion LLC, Replacement TL B-5.................................      4.21%        11/03/23         3,855,327
   1,058,824  Asurion LLC, Term Loan (Second Lien)............................      8.54%        03/03/21         1,068,882
   4,517,282  Asurion LLC, TL- B4.............................................      4.29%        08/04/22         4,539,055
                                                                                                              -------------
                                                                                                                  9,463,264
                                                                                                              -------------
              SPECIALIZED FINANCE - 0.7%
   2,488,700  Duff & Phelps Corp., Initial Term Loan..........................      4.90%        04/23/20         2,502,711
                                                                                                              -------------
              SPECIALTY CHEMICALS - 0.4%
   1,174,194  Platform Specialty Products Corp. (fka: Macdermid, Inc.), Term
                 Loan B6......................................................      4.04%        06/07/23         1,181,110
     524,000  Trinseo Materials Operating S.C.A., Term Loan B.................      4.29%        11/05/21           528,915
                                                                                                              -------------
                                                                                                                  1,710,025
                                                                                                              -------------
              SPECIALTY STORES - 2.4%
     910,746  Party City Holdings, Inc., Term Loan B..........................   4.05%-4.18%     08/19/22           910,909
   3,725,603  PetSmart, Inc., Term Loan B.....................................      4.01%        03/10/22         3,576,951
   2,969,594  Toys "R" US-Delaware, Inc., Term B-2 Loan.......................      5.25%        05/25/18         2,832,251
   1,996,465  Toys "R" US-Delaware, Inc., Term B4 Loan........................      9.95%        04/25/20         1,687,013
                                                                                                              -------------
                                                                                                                  9,007,124
                                                                                                              -------------
              SYSTEMS SOFTWARE - 6.3%
     666,696  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.40%        01/25/21           670,863
     530,989  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.65%        01/24/22           534,971
   1,629,375  Avast Software B.V. (Sybil Software LLC), Initial Refinancing
                 Term Loan....................................................      4.40%        09/30/23         1,650,150
  13,236,639  BMC Software Finance, Inc., Term Loan B.........................      5.04%        09/10/22        13,295,277
   2,126,886  Compuware Corp., Term Loan B3...................................      5.29%        12/15/21         2,142,837
     800,000  Misys Financial Software Ltd., Term Loan B......................      4.71%        05/15/24           801,536
     673,429  Riverbed Technology, Inc., Term Loan B..........................      4.30%        04/24/22           664,546
   4,094,467  Vertafore, Inc., Term Loan B....................................      4.29%        06/30/23         4,099,585
                                                                                                              -------------
                                                                                                                 23,859,765
                                                                                                              -------------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.1%
  11,747,450  Dell, Inc. (Diamond 1 Finance Corp.), Term Loan B...............      3.55%        09/07/23        11,813,941
                                                                                                              -------------
              TRADING COMPANIES & DISTRIBUTORS - 0.2%
     720,000  Avolon Holding LTD., Term Loan B2...............................      3.76%        03/20/22           728,950
                                                                                                              -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................     519,021,668
              (Cost $524,930,764)                                                                             -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES - 5.5%

              CABLE & SATELLITE - 0.3%
$  1,000,000  CCO Holdings LLC/CCO Holdings Capital Corp......................      5.75%        01/15/24     $   1,061,880
     272,000  Ziggo Secured Finance B.V. (Netherlands) (j)....................      5.50%        01/15/27           276,904
                                                                                                              -------------
                                                                                                                  1,338,784
                                                                                                              -------------
              CASINOS & GAMING - 2.4%
   2,857,000  Caesars Entertainment Resort Properties LLC/Caesars Entertainment
                 Resort Properties Finance, Inc...............................      8.00%        10/01/20         2,965,923
     630,000  Caesars Entertainment Resort Properties LLC/Caesars Entertainment
                 Resort Properties Finance, Inc...............................     11.00%        10/01/21           679,707
   4,900,000  Caesars Growth Properties Holdings LLC/Caesars Growth
                 Properties Finance, Inc......................................      9.38%        05/01/22         5,328,750
                                                                                                              -------------
                                                                                                                  8,974,380
                                                                                                              -------------
              HEALTH CARE FACILITIES - 1.7%
     350,000  CHS/Community Health Systems, Inc...............................      6.88%        02/01/22           312,375
   1,000,000  Select Medical Corp.............................................      6.38%        06/01/21         1,027,500
   3,000,000  Tenet Healthcare Corp...........................................      5.00%        03/01/19         3,073,140
     800,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20           859,000
   1,000,000  Tenet Healthcare Corp...........................................      8.13%        04/01/22         1,057,500
                                                                                                              -------------
                                                                                                                  6,329,515
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 0.5%
   1,916,000  Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical
                 Diagnostics S.A. (j).........................................      6.63%        05/15/22         1,834,570
                                                                                                              -------------
              METAL & GLASS CONTAINERS - 0.1%
     504,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
                 (Ireland) (j)................................................      4.25%        09/15/22           514,710
                                                                                                              -------------
              PHARMACEUTICALS - 0.5%
   1,248,000  Valeant Pharmaceuticals International, Inc. (Canada) (j)........      6.75%        08/15/18         1,260,480
     620,000  Valeant Pharmaceuticals International, Inc. (Canada) (j)........      5.38%        03/15/20           579,731
                                                                                                              -------------
                                                                                                                  1,840,211
                                                                                                              -------------
              TOTAL CORPORATE BONDS AND NOTES..............................................................      20,832,170
              (Cost $20,223,314)                                                                              -------------


   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
COMMON STOCKS - 0.4%

              COMMODITY CHEMICALS - 0.0%
          20  LyondellBasell Industries N.V., Class A......................................................           1,611
                                                                                                              -------------
              ELECTRIC UTILITIES - 0.4%
     106,607  Vistra Energy Corp. (e) (k)..................................................................       1,574,585
                                                                                                              -------------
              TOTAL COMMON STOCKS..........................................................................       1,576,196
              (Cost $1,647,078)                                                                               -------------

RIGHTS - 0.0%

              ELECTRIC UTILITIES - 0.0%
     112,741  Vistra Energy Corp. (e) (k)..................................................................         114,658
     175,375  Vistra Energy Corp. Claim (e) (i) (k) (l)....................................................               0
                                                                                                              -------------
                                                                                                                    114,658
                                                                                                              -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
RIGHTS (CONTINUED)

              LIFE SCIENCES TOOLS & SERVICES - 0.0%
           1  New Millennium Holdco, Inc., Lender Claim Trust (i) (k) (l) (m)..............................  $            0
           1  New Millennium Holdco, Inc., Corporate Claim Trust (i) (k) (l) (m)...........................               0
                                                                                                              -------------
                                                                                                                          0
                                                                                                              -------------
              TOTAL RIGHTS.................................................................................         114,658
              (Cost $195,888)                                                                                 -------------

WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (i) (k) (l) (n)..........................................................               0
              (Cost $0)                                                                                       -------------

MONEY MARKET FUNDS - 1.3%

   4,889,384  Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional Class -
                 0.68% (o).................................................................................       4,889,384
              (Cost $4,889,384)                                                                               -------------

              TOTAL INVESTMENTS - 143.3%...................................................................     546,434,076
              (Cost $551,886,428) (p)

              OUTSTANDING LOAN - (38.3%)...................................................................    (146,000,000)

              NET OTHER ASSETS AND LIABILITIES - (5.0%)....................................................     (19,136,351)
                                                                                                              -------------
              NET ASSETS - 100.0%..........................................................................   $ 381,297,725
                                                                                                              =============

-----------------------------

(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2017. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) On October 4, 2016, Arch Coal, Inc. completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, each lender received a portion of a new term loan equal to its closing date term loan percentage pursuant to the new credit agreement and a pro rata share of the newly issued common equity shares in the new company. The company also made a cash distribution to the first lien creditors.

(e) On October 3, 2016, Texas Competitive Electric Holdings ("TCEH") completed their reorganization in the form of a tax free spin off from the parent company, Energy Future Holdings. As part of the reorganization, first lien claim holders received equity in a new entity TCEH Corp., cash held by the new entity, tax receivable rights and a beneficial interest in an unsecured claim to the parent company, Energy Future Holdings. Effective November 7, 2016, TCEH Corp. changed its name to Vistra Energy Corp.

(f) Delayed Draw Loan (see Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).

(g) Represents Commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.

(h)   This issuer has filed for protection in federal bankruptcy court.

(i) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the "Advisor").

(j) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2017, securities noted as such amounted to $4,466,395 or 1.2% of net assets.

(k)   Non-income producing security.


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2017


(l) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At May 31, 2017, investments noted as such are valued at $0 or 0.0% of net assets.

(m) On December 21, 2015, Millennium Health, LLC completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Millennium Laboratories LLC, Tranche B Term Loan received a portion of a new term loan and a pro rata share of the newly issued common equity shares in New Millennium Holdco, Inc., the new company. Each lender was also issued a beneficial interest in the Corporate Claim Trust entitling it, as holder of such beneficial interest, to receive Corporate Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Corporate Causes of Action are available to make such a distribution. In addition, each lender was issued a beneficial interest in the Lender Claim Trust entitling it, as holder of such beneficial interest, to receive Lender Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Lender Causes of Action are available to make such a distribution.

(n) This security is restricted and cannot be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(o)   Interest rate shown reflects yield as of May 31, 2017.

(p) Aggregate cost for federal income tax purposes is $552,163,324. As of May 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,819,012 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,548,260.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            5/31/2017         PRICES           INPUTS           INPUTS
-------------------------------------------------    -------------    -------------    -------------    -------------
Senior Floating-Rate Loan Interests:
     Property & Casualty Insurance                   $   3,779,043    $          --    $   3,688,664    $      90,379
     Other Industry Categories*                        515,242,625               --      515,242,625               --
                                                     -------------    -------------    -------------    -------------
     Total Senior Floating-Rate Loan Interests         519,021,668               --      518,931,289           90,379
Corporate Bonds and Notes*                              20,832,170               --       20,832,170               --
Common Stocks*                                           1,576,196        1,576,196               --               --
Rights:
     Electric Utilities                                    114,658               --          114,658               --**
     Life Sciences Tools & Services                             --**             --               --               --**
                                                     -------------    -------------    -------------    -------------
     Total Rights                                          114,658               --          114,658               --**
Warrants*                                                       --**             --               --**             --
Money Market Funds                                       4,889,384        4,889,384               --               --
                                                     -------------    -------------    -------------    -------------
Total Investments                                    $ 546,434,076    $   6,465,580    $ 539,878,117    $      90,379
                                                     =============    =============    =============    =============


* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

**    Investment is valued at $0.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2017.

Level 3 Senior Floating-Rate Loan Interests and Rights that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing service prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The Level 3 Rights values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
MAY 31, 2017

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2016
     Senior Floating-Rate Loan Interests             $   2,528,145
     Rights                                                     -- **
Net Realized Gain (Loss)
     Senior Floating-Rate Loan Interests                   (24,930)
     Rights                                                     --
Net Change in Unrealized Appreciation/Depreciation
     Senior Floating-Rate Loan Interests                   124,521
     Rights                                                     --
Purchases
     Senior Floating-Rate Loan Interests                        --
     Rights                                                     -- **
Sales
     Senior Floating-Rate Loan Interests                (2,537,357)
     Rights                                                     --
Transfers In
     Senior Floating-Rate Loan Interests                        --
     Rights                                                     --
Transfers Out
     Senior Floating-Rate Loan Interests                        --
     Rights                                                     --
ENDING BALANCE AT MAY 31, 2017
     Senior Floating-Rate Loan Interests                    90,379
     Rights                                                     -- **
                                                     -------------
Total Level 3 holdings                               $      90,379
                                                     =============
** Investment is valued at $0.


There was a net change of $(9,667) in unrealized appreciation (depreciation) from Level 3 investments held as of May 31, 2017.


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2017

ASSETS:
Investments, at value
(Cost $551,886,428)............................................................................     $ 546,434,076
Cash...........................................................................................           166,490
Receivables:
   Investment securities sold..................................................................        27,751,125
   Interest....................................................................................         1,999,960
Prepaid expenses...............................................................................            21,396
                                                                                                    -------------
   Total Assets................................................................................       576,373,047
                                                                                                    -------------
LIABILITIES:
Outstanding loan...............................................................................       146,000,000
Payables:
   Investment securities purchased.............................................................        47,921,217
   Investment advisory fees....................................................................           338,259
   Interest and fees on loan...................................................................           255,948
   Unfunded loan commitments...................................................................           255,444
   Administrative fees.........................................................................           110,626
   Audit and tax fees..........................................................................            75,200
   Legal fees..................................................................................            47,899
   Printing fees...............................................................................            27,337
   Custodian fees..............................................................................            19,637
   Transfer agent fees.........................................................................            16,903
   Trustees' fees and expenses.................................................................             2,874
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             3,207
                                                                                                    -------------
   Total Liabilities...........................................................................       195,075,322
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 381,297,725
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................     $ 473,585,523
Par value......................................................................................           266,970
Accumulated net investment income (loss).......................................................          (151,020)
Accumulated net realized gain (loss) on investments............................................       (86,951,396)
Net unrealized appreciation (depreciation) on investments......................................        (5,452,352)
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 381,297,725
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       14.28
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        26,696,982
                                                                                                    =============


Page 16                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2017

INVESTMENT INCOME:
Interest.......................................................................................     $  27,763,090
Dividends......................................................................................           247,379
Other..........................................................................................           547,906
                                                                                                    -------------
   Total investment income.....................................................................        28,558,375
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................         4,026,477
Interest and fees on loan......................................................................         2,767,008
Administrative fees............................................................................           396,472
Legal fees.....................................................................................           295,711
Printing fees..................................................................................            88,899
Audit and tax fees.............................................................................            75,227
Custodian fees.................................................................................            70,324
Transfer agent fees............................................................................            30,714
Trustees' fees and expenses....................................................................            17,290
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            42,461
                                                                                                    -------------
   Total expenses..............................................................................         7,819,833
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................        20,738,542
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................        (3,792,004)
   Net change in unrealized appreciation (depreciation) on investments.........................        11,725,535
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         7,933,531
                                                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................     $  28,672,073
                                                                                                    =============


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR              YEAR
                                                                                             ENDED             ENDED
                                                                                           5/31/2017         5/31/2016
                                                                                         --------------    --------------
OPERATIONS:
Net investment income (loss)........................................................     $   20,738,542        22,286,399
Net realized gain (loss)............................................................         (3,792,004)       (5,807,937)
Net change in unrealized appreciation (depreciation)................................         11,725,535       (10,999,208)
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations.....................         28,672,073         5,479,254
                                                                                         --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (20,842,660)      (23,493,344)
Return of capital...................................................................         (1,217,056)               --
                                                                                         --------------    --------------
Total distributions to shareholders.................................................        (22,059,716)      (23,493,344)
                                                                                         --------------    --------------
Total increase (decrease) in net assets.............................................          6,612,357       (18,014,090)

NET ASSETS:
Beginning of period.................................................................        374,685,368       392,699,458
                                                                                         --------------    --------------
End of period.......................................................................     $  381,297,725    $  374,685,368
                                                                                         ==============    ==============
Accumulated net investment income (loss) at end of period...........................     $     (151,020)   $     (251,040)
                                                                                         ==============    ==============
COMMON SHARES:
Common Shares at end of period......................................................         26,696,982        26,696,982
                                                                                         ==============    ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................     $   28,672,073
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments......................................................       (633,874,345)
      Sales, maturities and paydowns of investments.................................        621,850,222
      Net amortization/accretion of premiums/discounts on investments...............         (1,020,981)
      Net realized gain/loss on investments.........................................          3,792,004
      Net change in unrealized appreciation/depreciation on investments.............        (11,725,535)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...............................................          1,408,614
      Decrease in dividends receivable..............................................                 17
      Increase in prepaid expenses..................................................             (8,489)
      Increase in interest and fees on loan payable.................................             74,916
      Increase in investment advisory fees payable..................................             14,885
      Decrease in audit and tax fees payable........................................             (3,200)
      Increase in legal fees payable................................................             18,747
      Decrease in printing fees payable.............................................             (2,521)
      Increase in administrative fees payable.......................................             39,828
      Increase in custodian fees payable............................................              8,365
      Increase in transfer agent fees payable.......................................             12,389
      Decrease in Trustees' fees and expenses payable...............................               (423)
      Increase in other liabilities payable.........................................                789
                                                                                         --------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                       $    9,257,355
                                                                                                           --------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...............        (20,842,660)
      Distributions to Common Shareholders from return of capital...................         (1,217,056)
      Proceeds from borrowing.......................................................         83,000,000
      Repayment of borrowing........................................................        (74,000,000)
                                                                                         --------------
Cash used in financing activities...................................................                          (13,059,716)
                                                                                                           --------------
Decrease in cash....................................................................                           (3,802,361)
Cash at beginning of period.........................................................                            3,968,851
                                                                                                           --------------
CASH AT END OF PERIOD...............................................................                       $      166,490
                                                                                                           ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...................................                       $    2,692,092
                                                                                                           ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEAR ENDED MAY 31,
                                                  --------------------------------------------------------------------
                                                     2017          2016          2015          2014           2013
                                                  -----------   -----------   -----------   -----------   ------------
Net asset value, beginning of period............   $   14.03     $   14.71     $   14.95     $   15.14     $    14.49
                                                   ---------     ---------     ---------     ---------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................        0.78          0.83          0.87          0.84           1.01
Net realized and unrealized gain (loss).........        0.30         (0.63)        (0.27)        (0.08)          0.64
                                                   ---------     ---------     ---------     ---------     ----------
Total from investment operations................        1.08          0.20          0.60          0.76           1.65
                                                   ---------     ---------     ---------     ---------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................       (0.78)        (0.88)        (0.84)        (0.95)         (1.03)
Return of capital...............................       (0.05)           --            --            --             --
                                                   ---------     ---------     ---------     ---------     ----------
Total distributions to Common Shareholders......       (0.83)        (0.88)        (0.84)        (0.95)         (1.03)
                                                   ---------     ---------     ---------     ---------     ----------
Premium from shares sold in at the market
   offering.....................................          --            --            --          0.00 (a)       0.03
                                                   ---------     ---------     ---------     ---------     ----------
Net asset value, end of period..................   $   14.28     $   14.03     $   14.71     $   14.95     $    15.14
                                                   =========     =========     =========     =========     ==========
Market value, end of period.....................   $   13.62     $   13.05     $   13.77     $   14.00     $    15.37
                                                   =========     =========     =========     =========     ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b).......        7.99%         2.36%         4.68%         5.35%         11.92%
                                                   =========     =========     =========     =========     ==========
TOTAL RETURN BASED ON MARKET VALUE (b)..........       10.89%         1.56%         4.64%        (2.82)%        14.80%
                                                   =========     =========     =========     =========     ==========

-----------------------------

RATIOS AND SUPPLEMENTAL DATA:
Ratio of total expenses to average net assets...        2.06%         1.79%         1.69%         1.80%          1.85%
Ratio of total expenses to average net assets
   excluding interest expense...................        1.33%         1.27%         1.28%         1.36%          1.38%
Ratio of net investment income (loss) to average
   net assets...................................        5.47%         5.98%         5.96%         5.60%          6.77%
Portfolio turnover rate.........................         116% (c)       43%           63%           90%           125%
Net assets, end of period (in 000's)............   $ 381,298     $ 374,685     $ 392,699     $ 399,021     $  400,825
Ratio of total expenses to total average Managed
   Assets (d)...................................        1.46%         1.29%         1.18%         1.25%          1.30%
Ratio of total expenses to total average Managed
   Assets excluding interest expense (d)........        0.94%         0.91%         0.89%         0.96%          0.97%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $ 146,000     $ 137,000     $ 159,000     $ 174,000     $  174,000
Asset coverage per $1,000 of indebtedness (e)...   $   3,612     $   3,735     $   3,470     $   3,293     $    3,304

-----------------------------

(a)   Amount is less than $0.01.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c) The variation in the portfolio turnover rate is due to a significant increase in the refinancing of the Senior Floating-Rate Loan Interests held by the Fund during the year ended May 31, 2017.

(d) Managed Assets are calculated by taking the Fund's total asset value, including assets attributable to the principal amount of borrowings, minus the sum of the Fund's liabilities, other than the principal amount of borrowings.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities, not including the loan outstanding, and dividing by the outstanding loan balance in 000's.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2017


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by primarily investing in a portfolio of senior secured floating-rate loan interests ("Senior Loans")(1). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor's Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;

-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2017


      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Fixed-income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2017


      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery or forward purchase commitments as of May 31, 2017.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments, which are marked to market daily, of $255,444 as of May 31, 2017. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount.

D. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2017, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity date and yield for this issuer.


                                   ACQUISITION   PRINCIPAL       VALUE         CURRENT                    % OF
SECURITY                              DATE      VALUE/SHARES   PER SHARE    CARRYING COST    VALUE     NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants       6/29/09       1,449      $    --       $     --       $   --        0.00%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2017


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the fiscal year ended May 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $204,138, an increase in accumulated net realized gain (loss) on investments of $25,372,255, and a decrease to paid-in capital of $25,576,393. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended May 31, 2017 and 2016 was as follows:

Distributions paid from:                                2017            2016
                                                    ------------    ------------
Ordinary income.................................    $ 20,842,660    $ 23,493,344
Return of capital...............................       1,217,056              --

As of May 31, 2017, the components of distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................    $         --
Undistributed capital gains.....................              --
Total undistributed earnings....................              --
Accumulated capital and other losses............     (86,825,520)
Net unrealized appreciation (depreciation)......      (5,729,248)
                                                    ------------
Total accumulated earnings (losses).............     (92,554,768)
Other...........................................              --
Paid-in capital.................................     473,852,493
                                                    ------------
Net assets......................................    $381,297,725
                                                    ============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulation, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to the Fund shareholders.

   CAPITAL LOSS AVAILABLE THROUGH
-------------------------------------
                                            POST-EFFECTIVE        TOTAL CAPITAL
         2018               2019            (NO EXPIRATION)       LOSS AVAILABLE
--------------------------------------------------------------------------------
     $  68,278,827      $   4,665,052      $      13,394,727      $   86,338,606

At the taxable year ended May 31, 2017, the Fund had $25,585,953 of pre-enactment capital loss carryforwards that expired.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2017


Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2017, the Fund incurred and elected to defer net ordinary and capital losses as follows:

Qualified Late Year Losses:

Ordinary Losses     $           --
Capital Losses             486,914

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of May 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

H. NEW AND AMENDED FINANCIAL RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

I. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended May 31, 2017, were $639,584,875 and $623,279,625, respectively.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2017


                                 5. BORROWINGS

The Fund has a Revolving Credit and Security Agreement (the "Credit Facility") with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the terms of the Credit Facility, the loans under the Credit Facility bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. Effective July 8, 2016, the Credit Facility was amended, whereby the expiration date of the Credit Facility was extended until July 7, 2017 and the total commitment was reduced from $180,000,000 to $170,000,000. The Credit Facility may be renewed annually. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The Fund pays a utilization fee at a per annum rate of 0.3625% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.3625% of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

For the year ended May 31, 2017, the average amount outstanding under the Credit Facility was $158,013,699. As of May 31, 2017, the Fund had outstanding borrowings of $146,000,000. The high and low annual interest rates for the loan under the Credit Facility funded by the conduit lender during the year ended May 31, 2017, were 1.21% and 0.70%, respectively, with a weighted average interest rate of 0.97%. The annual interest rate in effect for the loan at May 31, 2017, was 1.21%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 7. LITIGATION

The Fund has been named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York as part of the General Motors bankruptcy case. The plaintiff, the Motors Liquidation Company Avoidance Action Trust, is an entity formed under the bankruptcy plan of reorganization to prosecute "avoidance" actions such as preference actions. The lawsuit arises from years of ancillary litigation concerning whether the former holders of a term loan to General Motors ("GM"), for which JP Morgan acted as agent, lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, the federal appeals court in New York ruled that the term lenders' collateral interest was, indeed, terminated.

By virtue of the federal appellate court's decision, all of the former holders of the term loan, including the Fund, are now being sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing. The bankruptcy court lawsuit is premised on the assertion that the term lenders received payments on account of their status as fully secured creditors when in fact they should not have received the payments because they were not in fact secured.

The Fund was first served following the filing of the First Amended Complaint on May 20, 2015. The payments which were received by the Fund in 2009 and which the plaintiff seeks to recover from the Fund total $8,057,298.44. The Fund has engaged counsel to assist with its defense of this matter. Based on the current status of the litigation, the Fund cannot predict the outcome of the litigation at this time or the impact to Fund net assets, if any.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On July 7, 2017, the Fund's existing leverage facility expired and was replaced with a leverage facility provided by The Bank of Nova Scotia. The new leverage facility has a maximum commitment amount of $170,000,000 and a rolling 179-day maturity.

On June 20, 2017, the Fund declared a distribution of $0.0663 per share to Common Shareholders of record on July 6, 2017, payable July 17, 2017.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Senior Floating Rate Income Fund II as of May 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
July 25, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2017 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2017 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of September 15, 2016, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS, and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on September 12, 2016. At the Annual Meeting, Trustees James A. Bowen and Robert F. Keith were elected as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 23,097,106, the number of votes against Mr. Bowen was 371,960, and the number of broker non-votes was 3,227,916. The number of votes cast in favor of Mr. Keith was 23,110,582, the number of votes against Mr. Keith was 358,484, and the number of broker non-votes was 3,227,916. Thomas R. Kadlec, Richard E. Erickson, and Niel B. Nielson are current and continuing Trustees. Messrs Kadlec and Erickson are currently the Class I Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2017. Mr. Nielson is currently the Class II Trustee of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2018.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2017, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Distributions paid to foreign shareholders during the Fund's fiscal year ended May 31, 2017, that were properly designated by the Fund as "interest-related dividends" or "short-term capital from dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CREDIT RISK: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

HIGH-YIELD SECURITIES RISK: The Fund may invest up to 100% of its Managed Assets in lower grade debt securities, which may also be referred to as below investment grade debt securities. The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally lower rated and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The high yield securities in which the Fund invests are not listed on a national securities exchange. Due to the smaller, less liquid market for the high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high-yield securities may have a greater risk of default than other types of securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2017 (UNAUDITED)

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

PRE-PAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

RESTRICTED SECURITIES RISK: Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are willing to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities.

SECOND LIEN LOAN RISK: A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower's obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the Borrower generally have greater price volatility than those loans with a higher priority and may be less liquid. However, second lien loans often pay interest at higher rates than first lien loans reflecting such additional risks.

Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower's capital structure and possible unsecured or partially secured status, such loans involve a higher degree of

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2017 (UNAUDITED)

overall risk than first lien loans, since cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to higher priority secured obligations of the Borrower. Second lien loans also share the same risks of other below investment grade debt instruments (which are commonly referred to as "junk" or "high yield" securities). See "Risks -- Credit Risk."

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2017 (UNAUDITED)

                                                                                                NUMBER OF             OTHER
                                                                                            PORTFOLIOS IN THE    TRUSTEESHIPS OR
                                                                                               FIRST TRUST        DIRECTORSHIPS
        NAME, ADDRESS           TERM OF OFFICE                                                FUND COMPLEX           HELD BY
      DATE OF BIRTH AND          AND LENGTH OF             PRINCIPAL OCCUPATIONS               OVERSEEN BY       TRUSTEE DURING
   POSITION WITH THE FUND         SERVICE(1)                DURING PAST 5 YEARS                  TRUSTEE          PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Three Year Term  Physician, Officer, Wheaton Orthopedics;         141         None
c/o First Trust Advisors L.P.                     Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,          o Since Fund       Limited Partnership (June 1992 to
  Suite 400                      Inception        December 2016); Member, Sportsmed
Wheaton, IL 60187                                 LLC (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Three Year Term  President, ADM Investor Services, Inc.           141         Director of
c/o First Trust Advisors L.P.                     (Futures Commission Merchant)                                ADM Investor
120 E. Liberty Drive,          o Since Fund                                                                    Services, Inc.,
  Suite 400                      Inception                                                                     ADM Investor
Wheaton, IL 60187                                                                                              Services
D.O.B.: 11/57                                                                                                  International, and
                                                                                                               Futures Industry
                                                                                                               Association

Robert F. Keith, Trustee       o Three Year Term  President (2003 to present), Hibs                141         Director of Trust
c/o First Trust Advisors L.P.                     Enterprises (Financial and Management                        Company of
120 E. Liberty Drive,          o Since June 2006  Consulting)                                                  Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Three Year Term  Managing Director and Chief Operating            141         Director of
c/o First Trust Advisors L.P.                     Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,          o Since Fund       Harapan Education Foundation (Education                      Transport, Inc.
  Suite 400                      Inception        Products and Services); President and                        (May 2003 to
Wheaton, IL 60187                                 Chief Executive Officer (June 2012 to                        May 2014)
D.O.B.: 03/54                                     September 2014), Servant Interactive LLC
                                                  (Educational Products and Services);
                                                  President and Chief Executive Officer
                                                  (June 2012 to September 2014), Dew
                                                  Learning LLC (Educational Products and
                                                  Services); President (June 2002 to June
                                                  2012), Covenant College

----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee and o Three Year Term  Chief Executive Officer, First Trust             141         None
Chairman of the Board                             Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,          o Since Fund       L.P.; Chairman of the Board of Directors,
  Suite 400                      Inception        BondWave LLC (Software Development
Wheaton, IL 60187                                 Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                     (Investment Advisor)


-----------------------------

(1) Currently, Thomas R. Kadlec and Richard E. Erickson, as Class I Trustees, are serving as trustees until the Fund's 2017 annual meeting of shareholders. Niel B. Nielson, as Class II Trustee, is serving as trustee until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2017 (UNAUDITED)


    NAME, ADDRESS           POSITION AND OFFICES         TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH FUND               LENGTH OF SERVICE                      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS(3)
----------------------------------------------------------------------------------------------------------------------------------
James M. Dykas            President and Chief          o Indefinite term          Managing Director and Chief Financial
120 E. Liberty Drive,     Executive Officer                                       Officer (January 2016 to Present), Controller
  Suite 400                                            o Since January 2016       (January 2011 to January 2016), Senior Vice
Wheaton, IL 60187                                                                 President (April 2007 to January 2016), First
D.O.B.: 01/66                                                                     Trust Advisors L.P. and First Trust Portfolios
                                                                                  L.P.; Chief Financial Officer (January 2016
                                                                                  to Present), BondWave LLC (Software
                                                                                  Development Company) and Stonebridge
                                                                                  Advisors LLC (Investment Advisor)

Donald P. Swade           Treasurer, Chief             o Indefinite term          Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,     Financial Officer and                                   Vice President (April 2012 to July 2016),
  Suite 400               Chief Accounting Officer     o Since January 2016       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.; Vice President (September
D.O.B.: 08/72                                                                     2006 to April 2012), Guggenheim Funds
                                                                                  Investment Advisors, LLC/Claymore
                                                                                  Securities, Inc.

W. Scott Jardine          Secretary and Chief          o Indefinite term          General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,     Legal Officer                                           and First Trust Portfolios L.P.; Secretary
  Suite 400                                            o Since Fund Inception     and General Counsel, BondWave LLC;
Wheaton, IL 60187                                                                 Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist       Vice President               o Indefinite term          Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                             Senior Vice President (September 2005 to
  Suite 400                                            o Since September 2005     July 2012), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                                 Trust Portfolios L.P.
D.O.B: 02/70


Kristi A. Maher           Chief Compliance Officer     o Indefinite term          Deputy General Counsel, First Trust
120 E. Liberty Drive,     and Assistant Secretary                                 Advisors L.P. and First Trust Portfolios L.P.
  Suite 400                                            o Chief Compliance
Wheaton, IL 60187                                        Officer Since
D.O.B.: 12/66                                            January 2011

                                                       o Assistant Secretary
                                                         Since Fund Inception


-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2017 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $70,000 for 2016 and $70,000 for 2017.

      (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2016 and $92 for 2017.

      AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2016 and $0 for 2017.

      (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2016 and $5,200 for 2017. These fees were for tax consultation and tax preparation.

      TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2016 and $0 for 2017.

      (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2016 and $0 for 2017.

      ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2016 and $0 for 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended May 31, 2016 were $5,200 for the Registrant and $14,300 for the Registrant's investment adviser and for the fiscal year ended May 31, 2017 were $5,200 for the Registrant and $44,400 for the Registrant's investment adviser.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2016

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is also a Senior Credit Analyst assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment staff, including a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 20 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University's Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Scott D. Fries, CFA
Vice President, Portfolio Manager

Mr. Fries, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 22 years of investment industry experience. Mr. Fries is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

(A)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

INFORMATION PROVIDED AS OF MAY 31, 2016

                                                                                                             Total Assets
                                                                                         # of Accounts        for which
    Name of Portfolio                                    Total                         Managed for which     Advisory Fee
    Manager or Team                                  # of Accounts       Total       Advisory Fee is Based   is Based on
    Member                     Type of Accounts        Managed*          Assets         on Performance       Performance
    ---------------------      -----------------     -------------    ------------   ---------------------   ------------
1.  William Housey, CFA        Registered                  7            $3.427B                0                  $0
                               Investment
                               Companies:
                               Other Pooled                0               $0                  0                  $0
                               Investment
                               Vehicles:
                               Other Accounts:             0               $0                  0                  $0

2.  Scott Fries, CFA           Registered                  7            $3.427B                0                  $0
                               Investment
                               Companies:
                               Other Pooled                0               $0                  0                  $0
                               Investment
                               Vehicles:
                               Other Accounts:             0               $0                  0                  $0

* Information excludes the registrant.

POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Leveraged Finance Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Team currently are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors L.P. Leveraged Finance Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2016

The compensation structure for the Leveraged Finance Investment Team of First Trust is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the First Trust Advisors L.P. Leveraged Finance Team are not based upon criteria such as performance of the Registrant and are not directly tied to the value of assets of the Fund.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP AS OF MAY 31, 2016

       ---------------------------------  --------------------------------------------------
         Name of Portfolio Manager or        Dollar ($) Range of Fund Shares Beneficially
                  Team Member                                   Owned
                  -----------                                   -----
       ---------------------------------  --------------------------------------------------
       William Housey                                     $10,001 - $50,000
       ---------------------------------  --------------------------------------------------
       Scott Fries                                          $0 (0 shares)
       ---------------------------------  --------------------------------------------------


(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Senior Floating Rate Income Fund II
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 11, 2017
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 11, 2017
     ---------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 11, 2017
     ---------------

*Print the name and title of each signing officer under his or her signature.